SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 14, 2003
 ...............................................................................
                Date of Report (Date of earliest event reported)


                           SinoFresh HealthCare, Inc.
.................................................................................
             (Exact name of registrant as specified in its charter)

             Florida                      0-49764               65-1082270
 ...............................................................................
  (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


                   516 Paul Morris Drive, Englewood, FL 34223
.................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (914) 488-5008
 ...............................................................................
               Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) SinoFresh HealthCare, Inc., a Florida corporation (the "Company" or the "Registrant") filed a Form 8-K with the United States Securities and Exchange Commission on September 23, 2003, in which the Company indicated that the financial statements required to be filed by this Item shall be filed by an amendment no later than Sixty (60) days after the date that the 8-K was filed. The financial statements required to be filed in this Item 7(a) of Form 8-K/A are set forth below.

                Independent Auditors' Report



To the Shareholders and Board of Directors of:
     SinoFresh Healthcare, Inc.:


We have audited the accompanying balance sheet of SinoFresh Healthcare, Inc. as of December 31, 2002, and the related statement of operations, changes in stockholders' equity and cash flows for the period from October 15, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of SinoFresh Healthcare, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the period from October 15, 2002 (date of inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


SALBERG & COMPANY, P.A.
Boca Raton, Florida
October 17, 2003

                              SINOFRESH HEALTHCARE, INC.
                                     Balance Sheet

                                  ASSETS                                                December 31, 2002     June 30, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                             (Audited)          (Unaudited)
Current assets:
    Cash and cash equivalents                                                           $          245,685    $     629,936
    Accounts receivable, net of allowance for doubtful accounts of $1,000
       at December 31, 2002 and $10,000 at June 30, 2003                                            18,144           46,698
    Inventories, at a lower of cost or market                                                       93,645          196,383
    Deposit on inventory                                                                                --          145,591
    Prepaid expenses                                                                                11,935           22,309
----------------------------------------------------------------------------------------------------------------------------

                                      Total current assets                                         369,409        1,040,917

       Property and equipment, net                                                                  25,875           31,546

       Other Assets:
          Patents, net                                                                           2,985,300        2,865,390
          Goodwill                                                                               2,336,796        2,409,401
          Other                                                                                     20,675           16,850
----------------------------------------------------------------------------------------------------------------------------
             Total other assets                                                                  5,342,771        5,291,641
----------------------------------------------------------------------------------------------------------------------------

                 Total assets                                                           $        5,738,055    $   6,364,104
============================================================================================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
          Accounts payable                                                              $          233,120    $     357,782

          Notes payable, short term                                                                                 300,000

          Accrued liabilities:
             Interest                                                                               97,069           29,109
             Marketing                                                                              75,000           12,141
             Consulting Fee                                                                         42,000          195,308
             Payroll related                                                                        23,341           28,166
             Other accrued expenses                                                                 12,160          133,439
----------------------------------------------------------------------------------------------------------------------------
                                   Total accrued liabilities                                       249,570          398,163
          Deferred revenue                                                                          17,678          178,353
          Current portion of long-term debt                                                        443,367          411,900
----------------------------------------------------------------------------------------------------------------------------

                                   Total current liabilities                                       943,735        1,646,198

LONG-TERM DEBT, NET OF CURRENT MATURITIES                                                           78,977            9,114

----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL LIABILITIES       $        1,022,712    $   1,655,312

SHAREHOLDERS EQUITY:

    Common stock, no par value; 500,000,000 shares authorized; 4,000,000 shares issued and outstanding and 6,768,490 shares issuable at December 31, 2002;
    10,768,490 shares issued and outstanding at June 30, 2003                                        2,154            2,154
    Preferred Stock, no par value; 200,000,000 shares authorized:
       Series A Convertible, Voting; 858,170 shares authorized; 808,170 shares issued
       and outstanding at December 31, 2002 and June 30, 2003                                    1,616,339        1,616,339
       Series B Convertible, Voting; 1,500,000 shares authorized, issued and outstanding         3,000,000        3,000,000
       Series C Convertible, Voting; 1,250,000 shares authorized; 337,500 shares issued  and  outstanding  at  December  31,  2002 and 1,058,711 shares
       issued and outstanding at June 30, 2003                                                     608,712        1,946,141
    Common stock warrants, net of deferred loan fees of $759                                                          4,601
    Accumulated deficit                                                                           (511,862)      (1,860,443)
----------------------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                                                              4,715,343        4,708,792

                             Total liabilities and shareholders' equity                 $        5,738,055    $   6,364,104
============================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                           SINOFRESH HEALTHCARE, INC.
                             Statement of Operations

                                                                                                   For the Six Months Ended June 30:
                                                                              For the Period       ---------------------------------
                                                                       October 15 (date of inception)                    2002
                                                                           to December 31, 2002        2003    (Predecessor Company)
                                                                                (Audited)          (Unaudited)        (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Net Sales                                                                  $         27,001    $        366,725    $         67,861
Cost of goods sold                                                                    3,671              92,792              32,001
------------------------------------------------------------------------------------------------------------------------------------

             Gross Profit                                                            23,330             273,933              35,860
Operating Costs and Expenses:
          General and administrative expenses                                       370,148           1,201,188             453,980
          Marketing expenses                                                        119,000             323,804             255,289
          Research and development expenses                                          38,961              55,935               3,896
------------------------------------------------------------------------------------------------------------------------------------
             Total operatimg costs and expenses                                     528,109           1,580,927             713,165


             Operating loss                                                        (504,779)         (1,306,994)           (677,305)

Other income (expense)
       Interest expense                                                              (7,040)            (41,997)               --
       Other income (expense)                                                           (43)                410             (21,988)
------------------------------------------------------------------------------------------------------------------------------------

             Net Loss                                                      $       (511,862)   $     (1,348,581)   $       (699,293)
====================================================================================================================================

Net loss per share - basic and diluted                                     $          (0.10)   $          (0.13)   $          (0.06)
====================================================================================================================================

Weighted average number of common shares outstanding                              5,318,537          10,768,490          10,768,490
====================================================================================================================================

The accompanying notes are an integral part of the financial statements.

                           SINOFRESH HEALTHCARE, INC.
      Statement of Changes In Stockholders' Equity From October 15 (date of inception) to December 31, 2002 and
               for the six months ended June 30, 2003 (Unaudited)


                                                                                  Preferred Stock
                                                                     -----------------------------------------------
                                                   Common Stock            Series A               Series B
                                               --------------------  ---------------------  ----------------------
                                                   Number               Number                 Number
                                                 of shares   Amount    of shares  Amount      of shares   Amount
-------------------------------------------------------------------  ---------------------  ----------------------

Common stock issued to founder                  4,000,000  $   800
Series A Preferred Stock issued pursuant
   to purchase agreement                                               808,170 $ 1,616,339
Series B Preferred Stock issued for patents                                                  1,500,000 $ 3,000,000
Series C Preferred Stock issued under
   private placement offering, net of
   $66,208 offering costs
Common Stock issued as settlement                 768,490      154
Common Stock issuable as compensation           6,000,000    1,200
Net loss, October 15 (inception) to
   December 31, 2002
====================================================================================================================
Balance at December 31, 2002                   10,768,490    2,154     808,170   1,616,339   1,500,000   3,000,000

Warrants issued as loan fee, net of deffered fee of $759

Series C Preferred Stock issued under
   private placement offering, net of
   $104,992 offering costs
Net loss, six months ended June 30, 2003







--------------------------------------------------------------------------------------------------------------------

Balance at June 30, 2003                       10,768,490  $ 2,154     808,170 $ 1,616,339   1,500,000 $ 3,000,000
====================================================================================================================

                                                   Preferred Stock
                                               -----------------------
                                                      Series C
                                               -----------------------     Common                       Total
                                                   Number                  Stock     Accumulated    stockholders'
                                                 of shares    Amount      Warrants      deficit        equity
----------------------------------------------------------------------  ---------------------------------------

Common stock issued to founder                                                                       $      800
Series A Preferred Stock issued pursuant
   to purchase agreement                                                                              1,616,339
Series B Preferred Stock issued for patents                                                           3,000,000
Series C Preferred Stock issued under
   private placement offering, net of              337,500 $   608,712                                  608,712
   $66,208 offering costs
Common Stock issued as settlement                                                                           154
Common Stock issuable as compensation                                                                     1,200
Net loss, October 15 (inception) to
   December 31, 2002                                                                     (511,862)     (511,862)
===============================================================================================================
Balance at December 31, 2002                       337,500     608,712           0       (511,862)    4,715,343

Warrants issued as loan fee, net of deffered
  fee of $759                                                              $ 4,601                        4,601

Series C Preferred Stock issued under
   private placement offering, net of              721,211   1,337,429                                1,337,429
   $104,992 offering costs
Net loss, six months ended June 30, 2003                                               (1,348,581)   (1,348,581)







--------------------------------------------------------------------------------------------------------------

Balance at June 30, 2003                         1,058,711 $ 1,946,141     $ 4,601   $ (1,860,443)   $4,708,792
===============================================================================================================

The accompanying notes are an integral part of the financial statements.

                           SINOFRESH HEALTHCARE, INC.
                             Statement of Cash Flows

                                                                                                For the Six Months Ended June 30:
                                                                 For the Period          -------------------------------------------
                                                          October 15 (date of inception)                                 2002
                                                              to December 31, 2002                  2003       (Predecessor Company)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (Audited)                   (Unaudited)          (Unaudited)
Operating activities:
      Net (loss)                                                         $ (511,862)              $ (1,348,581)       $ (699,293)
      Adjustments to reconcile net (loss) to net cash
         provided by (used in) operating activities:
            Depreciation and amortization                                    15,825                    124,410            11,911
            Stock based settlement loss                                         154
            Bad expense debt                                                                             9,000
            Provision for affiliate uncollectables                           71,703                    103,463                --
            Changes in operating assets and liabilities,
              net of effect of acquisition:
                  Accounts receivable                                        (5,453)                   (37,554)           (4,323)
                  Inventories                                               (50,339)                  (102,738)          (30,350)
                  Prepaid expenses and other current assets                  (5,752)                  (154,739)           25,779
                  Other                                                     (10,001)                     3,828            (2,304)
                  Goodwill                                                                             (72,605)                0
                  Accounts payable                                          198,568                    123,308           (13,868)
                  Accrued expenses                                          116,790                    331,363           108,954
                  Deferred revenue                                                                     (17,199)              488
---------------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used in) operating activities       (180,367)                (1,038,044)         (603,006)

Investing activities:
      Acquisition of SinoFresh Laboratories, Inc., net of cash              (55,240)                                           0
      Payments for purchases of property and equipment                                                  (4,737)          (40,594)
      Advance to affiliates                                                 (71,703)                  (103,463)               --
---------------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used in) investinga activities      (126,943)                  (108,200)          (40,594)

Financing activities:
      Proceeds from the issuance of stock                                   560,710                  1,337,259           555,536
      Repayment of long-term debt and notes payable                          (7,715)                  (106,764)                0
      Proceeds from long-term debt and notes payable                                                   300,000                 0
---------------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used in) financing activities        552,995                  1,530,495           555,536
---------------------------------------------------------------------------------------------------------------------------------

                 Net increase (decrease) in cash and cash equivalents       245,685                    384,251           (88,064)
---------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents:
      Beginning of period                                                       ---                    245,685             4,852
---------------------------------------------------------------------------------------------------------------------------------

      End of period                                                       $ 245,685                  $ 629,936          $ 21,188
=================================================================================================================================

Supplemental disclosure of cash flow information:
      Cash paid during the period for interest                                  ---                  $ 105,236               ---
      Cash paid during the period for income taxes                              ---                        ---               ---
      Supplemental disclosure of non-Cash Investing
          and Financing Activities:
        Debt settled for capital stock                                     $ 50,000                        ---               ---
        Assets acquired and liabilites assumed                          $ 4,616,339                        ---               ---
        Capital lease obligations                                               ---                    $ 5,434           $ 5,434
        Deferred loan fee                                                       ---                      $ 759             $ 759
=================================================================================================================================

The accompanying notes are an integral part of the consolidated financial statements.

                           SINOFRESH HEALTHCARE, INC.
                          Notes to Financial Statements
  For the period October 15 (date of inception) to December 31, 2002 (Audited)
             and for the six months ended June 30, 2003 (Unaudited)

NOTE 1: Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS: SinoFresh Healthcare Inc. ("Company") was incorporated in the State of Delaware on October 15, 2002. In November 2002 the Company entered into an asset purchase agreement whereby it received certain assets and liabilities of SinoFresh Laboratories, Inc. effective at the close of business on November 15, 2002 in exchange for 808,170 shares of its Series A preferred stock (See Note 2).

The Company is engaged in the research, development, production and marketing of proprietary products in North and South America for the prevention and treatment of sinusitis and related disorders. SinoFresh(R) Nasal and Sinus Care and SinoFresh(R) Oral Care are products which were being distributed by the Company in a limited geographical area in Florida until March 2003 at which time the Company entered into an agreement with National In-Store to obtain national distribution of its nasal products through various national drugstores and grocery store chains. As of September 30, 2003 the Company has distribution agreements, which enable it to place its product in 17,500 retail locations across the country.

The Company's business is subject to various risks and uncertainties and the Company's ability to continue as a going concern is dependant on its ability to market and distribute its products and utilize the technology underlying its patents. All of these activities are capital intensive and, since the Company just commenced its national marketing campaign, it has assessed these risks as of December 31, 2002 and June 20, 2003. While the Company has a working capital deficit at June 30, 2003 of $605,281, incurred a net loss of $1,245,118 and has consumed $1,038,044 of cash in operations for the six months then ended, Management believes that these risks are mitigated by the growth in revenues and the recent capital funding. The rate of the Company's future growth and success will be dependant on its ability to generate the necessary resources through product sales or otherwise. The accompanying statements do not include any adjustments that might be necessary if the Company is unable to generate these revenues and continue as a going concern.

BASIS OF PRESENTATION: The accompanying unaudited financial statements at and for the six months ended June 30, 2003 have been prepared in accordance with generally accepted accounting principles and the rules and regulations of the United States Securities and Exchange Commission (SEC) for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

In the opinion of the management, all material adjustments, consisting of normal recurring adjustments, have been made in the June 30, 2003 financial statements which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company's estimates and assumptions primarily arise from risks and uncertainties associated with potential future product returns, the uncollectibility of accounts and other receivables, inventory obsolescence, valuation of acquired assets for purposes of allocating the purchase price, subsequent recoverability analysis, the realization of deferred tax assets, and estimated accruals relating to legal contingencies.

CONCENTRATION OF RISK: Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's investment policy is to invest in low risk, highly liquid investments. At June 30, 2003, thirty-five percent (35%) of net accounts receivable were due from one customer.

The Company's business is dependent on its ability to utilize the technology underlying the patents. (See Note 13)

A third party manufacturer provides all of the Company's manufacturing capacity.

                           SINOFRESH HEALTHCARE, INC.
                          Notes to Financial Statements
  For the period October 15 (date of inception) to December 31, 2002 (Audited)
             and for the six months ended June 30, 2003 (Unaudited)

All sales during 2002 were to customers in Florida. For the six months ended June 30, 2003 two customers accounted for 53% and 7% of sales (unaudited).

CASH AND CASH EQUIVALENTS: The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS: All financial instruments are carried at amounts that approximate fair value.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS: Accounts receivable result from the sale of the Company's products at sales prices, net of estimated sales returns and other allowances. The Company estimates an allowance for doubtful accounts based on a specific identification basis and additional allowances based on historical collections experience.

INVENTORIES: Inventories are valued at the lower of cost (determined on a first-in, first-out basis) or market. Inventory reserves have been established for potential product obsolescence.

PROPERTY AND EQUIPMENT. Property and equipment are stated at cost. Equipment is depreciated using the straight-line method over three to five years. Leasehold improvements are amortized over the lesser of the estimated useful life of the improvement or the term of the lease.

PATENTS: Patents are stated at cost and are amortized over thirteen years using the straight-line method.

GOODWILL: The Company's goodwill was established as a result of the asset acquisition (Note 2). Goodwill is carried at lower of cost or market and is subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, which indicates that the carrying amount of goodwill may not be recoverable.

LONG-LIVED ASSETS: The Company reviews long-lived assets, including intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

REVENUE RECOGNITION: Revenue from sales is recognized at the time products are shipped less estimated sales returns, certain promotional costs and other allowances.

Occasionally, new customers require the Company to initially ship product on a consignment basis. Those verbal arrangements generally expire in one year or less depending on the product sell through attained by the new customers. Consignment sales are not recognized until the customer sells the product. At December 31, 2002 the Company did not have any product sold on a consignment basis. As of June 30, 2003, the amount of inventory sold on consignment amounted to $33,889.

SALES INCENTIVES AND CONSIDERATION PAID TO RETAILERS: The Company accounts for certain promotional costs such as sales incentives, promotional funds, and consumer coupon redemptions as a reduction of net sales.

SHIPPING AND HANDLING COSTS: Shipping and handling costs are classified as a cost of sales and those billed to customers are recorded as revenue on the statement of operations.

STOCK-BASED   COMPENSATION:   The  Company  accounts  for  employee  stock-based
compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and complies with the disclosure provisions of Statement of Financial Accounting Standards (SFAS) No. 148, "Accounting for Stock-Based Compensation". Under APB No. 25, compensation cost is determined based on the difference, if any, on the measurement date, which is generally the grant date, between the fair value of the Company' stock and the amount an employee must pay to acquire the stock.

                           SINOFRESH HEALTHCARE, INC.
                          Notes to Financial Statements
  For the period October 15 (date of inception) to December 31, 2002 (Audited)
             and for the six months ended June 30, 2003 (Unaudited)

The fair value of each stock option or grant issued to non-employees is estimated on the measurement date using the fair value method of SFAS 123, "Accounting for Stock Based Compensation."

INCOME TAXES: Deferred tax assets and liabilities and the resultant provision for income taxes are determined based on the difference between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are recognized when management determines that it is more likely than not that the asset will be realized.

NET INCOME (LOSS) PER SHARE: Basic net income (loss) per share and diluted net income (loss) per share have been computed based upon the weighted average number of common shares outstanding during the year. Assumed common stock equivalents were excluded from the net loss per share computation, as their effect is antidilutive. Common stock equivalents could potentially dilute basic earnings per share in future periods if the Company generates net income. At December 31, 2002 there were 50,000 warrants to purchase common stock and 2,645,670 preferred shares convertible to 4,483,170 common shares which may dilute future EPS. At June 30, 2003 there were 250,000 warrants and 3,366,881 preferred shares convertible to 5,925,592 common shares which may dilute future EPS.

RECENT ACCOUNTING PRONOUNCEMENTS: In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of this pronouncement did not have a material effect on the earnings or financial position of the Company.

In January 2003, the FASB issued Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 requires that if an entity has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of activities of the variable interest entity should be included in the consolidated financial statements of the entity. FIN 46 requires that its provisions are effective immediately for all arrangements entered into after January 31, 2003. For those arrangements entered into prior to January 31, 2003, the FIN 46 provisions are required to be adopted at the beginning of the first interim or annual period beginning after June 15, 2003. The Company has not identified any variable interest entities to date and will continue to evaluate whether it has variable interest entities that will have a significant impact on its consolidated balance sheet and results of operations.

NOTE 2: Asset and Business Acquisition

On November 16, 2002 (Acquisition Date) the Company acquired the business and substantially all of the assets of SinoFresh Laboratories, Inc. (the "Seller") and assumed certain liabilities in exchange for 808,170 shares of Series A Preferred Stock valued at $2.00 per share based on the recent predecessor offering. The Company also agreed to pay up to $50,000 of any future legal fees relating to a lawsuit brought against the Seller. This amount will be added to the purchase price as incurred. For the six months ended June 30, additional acquisition costs of $72,605 were capitalized to goodwill (unaudited). At the Acquisition Date, SinoFresh Laboratories was a research and development company engaged in the development of sinus related products for the health and beauty aid (HBA) market. Over the past two years, SinoFresh Laboratories had developed a test market for its two main products, SinoFresh Nasal & Sinus Care and SinoFresh Oral and Throat Care. At the time of the acquisition, SinoFresh Laboratories operated a single 10,000 square foot facility in Venice, Florida.

In connection with the acquisition, the Company entered into an agreement with the founder of SinoFresh Laboratories, whereby, the Company was assigned the North, South and Latin American rights to three US patents covering the formulations for solutions related to freshening the nose and throat with an antiseptic spray in exchange for 1,500,000 Shares of Series B Preferred Stock

                           SINOFRESH HEALTHCARE, INC.
                          Notes to Financial Statements
  For the period October 15 (date of inception) to December 31, 2002 (Audited)
             and for the six months ended June 30, 2003 (Unaudited)

valued at $2.00 per share. The aggregate $3,000,000 fair value of the intangible assets acquired was based on the contemporaneous cash sales price of Series C Preferred Stock.

The Company accounted for this acquisition using the purchase method of accounting in accordance with SFAS No. 141 "Business Combinations." The purchase price of $4,616,339 and acquisition costs of $107,777 exceeded the fair value of net assets acquired by $2,336,796. The excess has been allocated to goodwill. The results of operations of the acquired business are included in the results of operations of the Company from the Acquisition Date.

The fair market value of the assets acquired and liabilities assumed were as follows:

Cash                                                                                   $        52,537
Other current assets                                                                            62,180
Patents                                                                                      3,000,000
Goodwill                                                                                     2,336,796
Other non-current assets                                                                        37,674
                                                                                          -----------------
Total assets                                                                           $     5,489,187

Accounts payable and accrued expenses                                                  $       167,334
Other current liabilities                                                                       17,678
Capital lease obligation                                                                        14,686
Notes payable                                                                                  565,373
                                                                                          -----------------
Total liabilities                                                                      $       765,071

Purchase price and acquisition costs of assets, patents and liabilities                $     4,724,116
                                                                                          =================

The following unaudited pro forma results of operations have been prepared as if the acquisition of SinoFresh Laboratories had occurred as of the inception date of SinoFresh HealthCare, Inc., which was October 15, 2002:

                                                                       From October 15 (date of inception)
                                                                               To December 31, 2002
                                                                   ------------------------------------------
Revenues                                                                                $50,534
Net Income (loss)                                                                     ($573,913)
Net Loss per Share from continuing operations                                             $0.10

Pro forma data does not purport to be indicative of the results that would have been obtained had these events actually occurred at the beginning of the periods presented and is not intended to be a projection of future results.

NOTE 3:  Inventories

Inventories at December 31, 2002 and June 30, 2003 consisted of the following:

                                                       December 31, 2002                   June 30, 2003
                                                --------------------------------     ------------------------
                                                           (Audited)                        (Unaudited)

Raw materials                                               $77,057                           $ 95,253
Finished Product                                             16,588                            101,130
                                                --------------------------------     ------------------------
                                                            $93,645                           $196,383
                                                ================================     ========================

On February 4, 2003 the Company entered into an agreement to have a third party, who is a registered Federal Drug Administration and a cGMP (current Good Manufacturing Practices) qualified manufacturer, to manufacture its products.

This agreement, which expires in December 2004, provides for minimum annual purchases by the Company of approximately $39,000 and provides the manufacturer with a security interest in all products and proceeds thereof for which the manufacturer has not been paid.

NOTE 4: Advertising and Publication

The Company  entered  into an  agreement,  effective  February  1, 2003,  with a
company  to  provide  certain   telephone   sales  and  marketing   services  to
periodontists and dentists on a national basis. The agreement called for a per-call charge and a percentage of gross sales to the targeted customers during the contract. The Company incurred $98,685 in costs through June 30, 2003, which were the total costs incurred prior to the contract having been mutually terminated in September 2003. The Company also entered into a six-month agreement with Rubenstein Communications Inc. ("Rubenstein"), effective February 19, 2003. Under this agreement, which automatically renews on a monthly basis, Rubenstein agreed to publicize the Company and its activities and provide public relations advice and guidance. The Company incurred fees of $50,215 for the six months ended June 30, 2003 in connection with those services.

Effective March 1, 2003, the Company has entered into a three year National Sales and Broker Contract with National In-Store Marketing, Inc. ("NIS"). Under this contract NIS became the Company's exclusive broker, with minor exception, to all retail accounts in the United States. In addition, NIS agreed to develop a marketing plan and provide certain other services. The Company incurred $100,000 and $18,083 of fees for those services during the period October 15 to December 31, 2002 and the six months ended June 30, 2003, respectively.

Advertising and publication expense was $18,786 and $155,424 for the period October 15 (date of inception) to December 31, 2002 and the six months ended June 30, 2003, respectively.

NOTE 5: Property and Equipment

Property and equipment are summarized by major classification as follows:

                                                   December 31, 2002                          June 30, 2003
                                                       (Audited)                               (Unaudited)
                                           ----------------------------------        ---------------------------------

Furniture and fixtures                                   $27,000                                 $37,171

Less: accumulated depreciation                            (1,125)                                 (5,625)
                                           ----------------------------------        ---------------------------------
                                                         $25,875                                 $31,546
                                           ==================================        =================================

Depreciation expense was $1,125 and $4,500 for the period October 15 (date of inception) through December 31, 2002, and the six months ended June 30, 2003, respectively.

NOTE 6: Intangible Assets

Patents consist of the following:

                                                                      December 31, 2002             June 30, 2003
                                                                   -------------------------    ----------------------
                                                                           (Audited)                  (Unaudited)

Patents                                                                   $3,000,000                 $3,000,000
Less: Accumulated amortization                                               (14,700)                  (134,610)
                                                                   -------------------------    ----------------------
Patents, net                                                              $2,985,300                 $2,865,390
                                                                   =========================    ======================

Patents are being amortized over 13 years based on the estimated remaining legal life of such patents. Amortization expense was $14,700 and $119,910 for 2002 and for the period January 1, 2003 to June 30, 2003, respectively.

The estimated aggregate amortization expense for each of the succeeding five calendar years is as follows:

                                December 31, 2002             June 30, 2003
                             -------------------------  -----------------------

2003                                  $230,760                   $115,385
2004                                  $230,760                   $230,760
2005                                  $230,760                   $230,760
2006                                  $230,760                   $230,760
2007                                  $230,760                   $230,760


NOTE 7: Short Term Notes Payable

On June 13, 2003, the Company obtained a $300,000 inventory-financing loan. The loan bears interest at 10%. The Company must repay the principal and accrued interest with 30% of the revenues received from the sale of inventory and all unpaid principal and accrued interest is due 120 days from the advancement date of June 30, 2003. The loan is collateralized by accounts receivable, inventory and future proceeds from the sale of inventory subordinated to the first lien on such assets held by the creditor of the $360,000 and $140,000 notes (See Note
8).

In connection with the inventory financing agreement, the Company executed a consulting agreement with an affiliate of the lender for services previously performed. The agreement requires payment of $100,000, all of which was included in accrued expenses at June 30, 2003.

NOTE 8: Long-Term Debt

In connection with the asset purchase from SinoFresh Laboratories, Inc., the Company entered into an agreement to assume responsibility for a $360,000 secured convertible note and a $140,000 secured convertible note. . The two notes are collateralized by substantially all assets of the Company.

In connection with the assumption, the Company entered into several other agreements with the noteholders. Under the Consulting Agreement, the Company secured certain consulting services in exchange for issuing the noteholders a warrant to purchase 50,000 common shares at $1.00 per share. The warrant expires on February 1, 2005. The Company issued 1,536,980 shares of its common stock to the noteholders under a Stock Purchase Agreement. Under a Registration Rights Agreement, the Company offered the noteholders the right to piggyback registration of those shares on any registration of shares with the Securities and Exchange Commission ("SEC") initiated by the Company. In addition, the noteholders have the right to demand, six months after an initial public offering of the Company's shares, the registration of some or all of the noteholders common shares with the SEC.

The Company executed two Allonges modifying certain terms and conditions of the notes. As a result, the maturity of the notes was extended and the repayment schedules were modified. The Allonges provide for additional principal reductions to the extent that twenty percent (20%) of any cash raised in equity offerings subsequent to the assumption exceeds the then outstanding principal balances. Under the modified terms, the notes are convertible into Series C
Preferred Stock at the lowest cash price paid by other Series C Preferred shareholders.

The covenants, as modified, provide that, among other things, (1) the Company may not dilute the noteholder's equity position until the notes' principal and interest are paid off and (2) that the Company not incur any other indebtedness in excess of $1,000,000.

The notes are convertible, at the lender's option, into common shares at a rate equal to the outstanding principal amount divided by the conversion price. The conversion price is the lowest price at which Series C shares are sold, as adjusted for any recapitalization.

The Company also assumed notes payable of $50,000 payable to an individual and a $10,500 note payable to an employee of the Company. In December 2002 the $50,000 note was settled in exchange for 50,000 Series C Preferred shares valued at the current sale price of $1.00 per share. The $10,500 note was paid in May 2003. At December 31, 2002 and June 30, 2003 long-term debt consists of the following:

                                                                                    December 31, 2002  June 30, 2003
                                                                                      -------------   -------------
                                                                                        (Audited)      (Unaudited)
                                                                                      -------------   -------------
10% convertible note, principal and interest payable
$72,000 on execution of the Allonge,  $72,000 on
February 15, 2003 and $54,000  quarterly  thereafter,  with
final maturity on February 15, 2004                                                   $     360,000   $     291,026

10% convertible note, principal and interest payable
$28,000 on execution of the Allonge,  $28,000 on
February 15, 2003 and $21,000  quarterly  thereafter,  with
final maturity on February 15, 2004                                                         140,000         112,710

7% note, principal and interest due on May 23, 2003                                          10,500           ---
Capital lease obligations                                                                    11,844          17,278
                                                                                      -------------   -------------

Less current portion                                                                       (443,367)       (411,900)
                                                                                      -------------   -------------
                                                                                      $      78,977   $       9,144
                                                                                      =============   =============

Maturities of long-term notes payable are as follows:

                                                                                   December 31, 2002  June 30, 2003
                                                                                      -------------   -------------

2003                                                                                  $     435,500   $     328,736
2004                                                                                         75,000          75,000
                                                                                      -------------   -------------
                                                                                      $     510,500   $     403,736
                                                                                      =============   =============

NOTE 9: Shareholder's Equity

CONVERTIBLE PREFERRED STOCK

Prior to the merger on September 8, 2003, (See Note 15), the Company authorized 858,170 Series A preferred stock, 1,500,000 Series B preferred stock, and 1,250,000 Series C preferred stock. All preferred stock ranked senior to common stock as to payment of dividends and distribution of assets and is automatically convertible upon registration of any class of equity securities with the Securities and Exchange Commission or a vote of 66.67% of the holders of such Series. The Series A and B ranked junior to Series C and Series A ranks junior to Series B as to payment of dividends and distribution of assets. All three Series of preferred stock have a liquidation value of $2.00 per share. Series A shares are convertible to common stock at a one-for-one basis, while Series B and C are convertible on a two-for-one basis and all have voting rights equivalent to the common stock into which they are convertible.

During the period October 15, 2002 (date of inception) to December 31, 2002, the Company issued 337,500 shares of Series C Preferred Stock for $2.00 per share or $558,712 cash and settlement of a $50,000 promissory note payable, net of offering costs of $66,288. During the six-month period ended June 30, 2003; the Company sold 721,211 shares of Series C Preferred Stock for $1,337,429, net of offering costs of $104,992.

On November 15, 2002 the Company issued 808,170 shares of Series A Preferred Stock to affect an asset purchase.

In December 2002, the Company issued 1,500,000 shares of Series B Preferred Stock to the predecessor's founder in exchange for certain patent assignments.

COMMON STOCK

At inception, the Company issued 4,000,000 common shares to the founding group of shareholders for $800. In connection with an acquisition, the Company also issued 768,490 shares of Common Stock to induce its senior lenders to allow it to assume certain obligations of the predecessor company. A settlement expense of $154 was recognized based on the recent nominal value assigned to the common stock.

In addition, in connection with the employment arrangements offered to the Chief Executive Officer and certain other of his management team members in December 2002, the Company issued 6,000,000 shares of Common Stock in January 2003. The stock was valued at a nominal value at the issuance date and was paid for with $1,200.

NOTE 10: Warrants

The Company grants warrants to certain non-employee consultants or other service providers generally under contractual agreements. These warrant grants are accounted for using the fair value method of SFAS 123

A summary of the warrants granted as of December 31, 2002 (audited) and June 30, 2003 (unaudited), and changes during those periods is presented below:

                                                                           Shares Underlying      Range of Exercise
                                                                               Warrants                 Prices
                                                                          --------------------    -------------------

                                                                          --------------------    -------------------
Outstanding at October 15, 2002 (inception)                                             -                       -
Granted                                                                            50,000                   $1.00
Exercised                                                                               -                       -
                                                                          --------------------    -------------------
Outstanding at December 31, 2002                                                   50,000                   $1.00
Granted (unaudited)                                                               200,000             $1.00-$5.00
Exercised                                                                               -                       -
                                                                          --------------------    -------------------
Outstanding at June 30, 2003 (unaudited)                                          250,000             $1.00-$5.00
                                                                          ====================    ===================

Weighted average fair value of warrants and options granted in 2002                                          None
                                                                                                  ===================
Weighted average fair value of warrants and options granted in 2003                                         $0.03
                                                                                                  ===================

Using an expected life of sixty months, a risk free interest rate of 3.14% and no expected volatility, no expense was incurred for the period October 15 (date of inception) to December 31, 2002, relating to the 50,000 warrants granted to a consultant.

NOTE 11: Stock Option Plan

In December 2002, the Company adopted a Stock Option Plan ("Plan"), which authorized granting of options for the issuance of 3,000,000 shares of common stock. The plan provides the issuance of incentive stock options and nonqualified stock options.

The Company did not issue any options through June 30, 2003. No options have been cancelled or exercised under the Plan.

NOTE 12: Related Party Information

The Company has advanced funds to three development stage companies to cover certain organizational and administrative costs. These developmental companies are all related to the Company through common shareholders.

The amounts advanced to these affiliate entities which were $71,703 for 2002 and $101,800 for the six months ended June 30, 2003 were expensed as a provision for uncollectibles since collectively cannot be reasonably assured until those entities commence operations and either generate revenues or raise capital.

One of the Company's attorneys served as Secretary and was a member of the Company's Board of Directors until April 2003. The Company had incurred legal fees with this law firm of approximately $101,760 and $16,769 during the period from October 15 (date of inception) through December 31, 2002 and for the six months ended June 30, 2003, respectively. The Company has legal fees of $29,697 and $46,466 payable to this firm at December 31, 2002 and June 30, 2003, respectively.

A director of the Company is the principal owner of a law firm that provides services to the Company. Expenses incurred and paid or due to that law firm were $21,955 in 2002 and $92,725 for the six months ended June 30, 2003

A former director of the Company provided consulting services directly and through his affiliate. Consulting expense for this consultant was $9,000 in 2002 and $33,550 for the six months ended June 30, 2003.

The   Company   paid   consulting   fees  to  an   entity   affiliated   with  a
director/principal stockholder. Expenses incurred totaled $76,000 in 2002 and $33,000 (unaudited) for the six months ended June 30, 2003.

The Company leases its new facility starting in 2003 from an entity controlled by two of the Company's officers (See Note 13).

NOTE 13: Commitments and Contingencies

The Company leased two facilities in Florida. One of those facilities is leased at $3,127 per month, including utilities and other costs, through October 31, 2003. The other facility, which housed the Company's main operation, was leased for $4,875 per month on a month-to-month basis until August 2003. The Company entered into a five-year agreement to lease a new headquarters facility for $5,998 per month, effective April 2003. The property is leased from a company owned by an officer/shareholder and an employee/shareholder of the Company. The lease provides for two additional five-year terms with the Company.

Rental expense amounted to $11,190 and $39,671 for the period October 15, 2002 (inception) to December 31, 2002 and for the six months ended June 30, 2003, respectively.

The Company has employment agreements with its key officers ranging from one to five years in length. Under the employment agreement with its Chief Executive Officer, the Company has promised to maintain at least a 15% ownership position in the Company for him.

The Company has entered into a consulting agreement beginning in November 2002 with a term of three years. Monthly payments under this agreement approximate $8,000 with $96,000 due for years 2003 and 2004, and $80,000 due for 2005. The consulting agreement was revised September 8, 2003 extending the term to September 2006 and increasing compensation to include 0.5% of gross revenue and 0.67% of net income before taxes, interest and amortization. The changes are still subject to Board approval.

The Company has also made certain warrantees to a customer who requested such warranty of merchantability and proprietary ownership. Neither the Company nor its counsel believes that the Company will incur any claims under this warranty.

A shareholder of the predecessor company has commenced two actions against the Company. The first action is an arbitration seeking recovery of his investment of $150,000. The second lawsuit is a lawsuit against the Company, its officers and directors seeking unspecified damages due to non-performance by the Company of a consulting agreement entered into January 2000 with the predecessor company. The agreement was for five periods at $24,000 annually, of which only $23,000 was paid. The Company is in the process of defending this action and no outcome or resolution of the lawsuit or investment buyout is definitive or ascertainable at this time.

NOTE 14: Income Taxes

There was no current income tax provision for the period from October 15 (inception) to December 31, 2002 and for the six-months ended June 30, 2003 due to the Company's net losses. At December 31, 2002, the Company had net operating loss carry forwards of approximately $530,000 for income tax purposes, which may be available to offset future taxable income expiring on various dates through 2022. The Company's tax expense differs from the "expected" tax expense as follows:

                                                            Period October 15
                                                           (date of inception)
                                                          to December 31, 2002
                                                     ---------------------------

Computed "expected" tax expense (benefit)            $         (174,033)
Meals                                                                434
Change in valuation allowance                                    173,599
                                                     ---------------------------

                                                     $                --
                                                     ===========================

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

                                                           December 31, 2002
                                                    ----------------------------
Deferred tax assets:
   Net operating loss carry forward                            $180,220
   Less valuation allowance                                    (173,599)
                                                    ----------------------------
Net deferred tax assets                                           6,621

Deferred tax liabilities:
   Goodwill                                                     (6,621)
                                                    ----------------------------
Total deferred tax assets, net                      $                --
                                                    ============================

NOTE 15: Subsequent Events

In July 2003 the Company issued 50,000 Series A preferred shares as a settlement and recorded a settlement expense of $100,000 based on the recent $2.00 per share valuation.

In July, the Company also granted warrants to purchase 250,000 common shares at an exercise price of $1.00 to an investment banking firm for consulting and placement costs. The warrants were valued at $.058 using the fair value method of SFAS 123 resulting in a charge to additional paid-in capital of $2,320 and consulting expense of $26,680.

On July 31, 2003, the Company entered into a Settlement Agreement with a former employee and shareholder in a predecessor company to resolve certain alleged claims. Under the Agreement, the Company agreed to pay $56,000 in the aggregate, $16,000 upon execution and $2,000 per month for twenty months thereafter and to issue 50,000 shares of Series A Preferred Stock to the former employee/shareholder. In exchange the former employee/shareholder agreed to drop all claims against the Company and return all shares previously issued in the Company, its predecessor and affiliated companies. At June 30, 2003 the balance due was $38,000. The Company recognized a settlement expense of $100,000 based on the $2.00 per share value of the Series A Preferred Stock issued.

On September 8, 2003, (the "Merger Date") SinoFresh Healthcare, Inc. ("Company"); SinoFresh Acquisition Corp. ("Acquisition"); SinoFresh Corp. ("SinoFresh"), formerly known as e-Book Network, Inc., and the sole director and majority shareholder of SinoFresh entered into a Merger Agreement. In addition, SinoFresh amended its Articles of Incorporation authorizing the issuance of up to 700,000,000 shares of no par value capital stock, consisting of 500,000,000 shares of common stock and 200,000,000 shares of preferred stock. The amended Articles also designated 858,170 shares of the preferred stock as Series A Preferred Stock with each share convertible into one common share and possessing one vote. In addition, 1,500,000 shares of the preferred stock were designated as Series B Preferred Stock with each share convertible into two common shares and possessing two votes. Another 1,250,000 shares of preferred stock was designated as Series C Preferred Stock with each share convertible into two common shares and possessing two votes.

The amended Articles stipulate that the Company will register approximately 2,915,340 shares of common stock with the Securities and Exchange Commission. Series A and Series C Preferred shareholders will have the right to register 70% of their common shares obtained upon conversion.

Under the Merger Agreement, SinoFresh acquired all of the outstanding capital stock of the Company consisting of 21,536,980 shares of Common Stock; 1,716,399 shares of Series A Preferred Stock; 6,000,000 shares of Series B Preferred Stock and 4,874,843 shares of Series C Preferred Stock in exchange for 10,768,490 shares of SinoFresh Common Stock; 858,170 shares of SinoFresh Series A Preferred Stock; 1,500,000 shares of SinoFresh Series B Preferred Stock and 1,218,711 shares of SinoFresh Series C Preferred Stock. In connection with the Agreement, the sole director and majority shareholder of SinoFresh agreed to tender 19,616,667 shares in SinoFresh back to SinoFresh for cancellation. In addition the Company exchanged options to purchase 3,000,000 common shares and warrants to purchase 900,000 common shares for SinoFresh options to purchase 1,500,000 common shares and SinoFresh warrants to purchase 450,000 common shares.

All share and per share data in the accompanying financial statements has been retroactively changed to reflect this transaction.

Subsequent to the merger, Acquisition, which changed its name to SinoFresh Corporation, remains the operating subsidiary of the Company. The shareholders of the Company obtained approximately 81% of the common stock and additional voting control by virtue of the voting rights of the preferred stock, providing a total voting interest of 91%. Since the Company also obtained management control, the merger transaction was treated as a recapitalization of the Company, with the Company as the acquirer for financial accounting purposes. Accordingly the shareholder's of SinoFresh were deemed to be issued approximately 2,483,000 common shares. The balance sheet subsequent to the merger consists of the balance sheet of both companies at the merger date and the operations reflect the historical operations of the Company, and the operations of SinoFresh from the Merger Date.

Effective September 1, 2003, the Company sold 5-year callable warrants to purchase 1,333,333 shares of the Company's common stock. The investors paid $1.20 for each warrant for a total of $1,600,000. As of September 30, 2003, there was $652,000 of subscriptions receivable related to these sales of which $452,000 are represented by 60-day, 4% promissory notes. The Company may call, based upon a stipulated schedule, up to 25% of the warrants at one time, and may require the holders to exercise 25% of their warrants, if the trading price of the Company's stock is maintained at or above a level of $7.50 for 20 consecutive days. Upon expiration of 90 days after such call, the Company may again call and require exercise of another 25% based upon the same criteria. This continues until all warrants have been called. The holder has 30 days to exercise upon which if not exercised, a designee or principal stockholder may purchase such warrants from the holder for $0.10 per warrant. However, such calls are not permitted unless the underlying common stock has been registered under the Securities Act of 1933.

For one investor who purchased 667,000 warrants for cash of $400,000 and a 60-day, 4%, $400,000 promissory note, the warrant life is one year. If no warrants are exercised prior to August 31, 2004 the Company will cancel such warrants and issue to the investor new warrants exercisable at $0.001 per share or an aggregate of $667 for 667,000 shares.

On September 1, 2003, the Company granted warrants to purchase 87,500 shares of Common Stock to its Medical Advisory Board at $1.00 and $2.00 per share. These warrants were valued using SFAS 123 and resulted in a total value of $28,875, which will be recognized over a twelve-month period.

The Company also granted options on 1,500,000 common shares to employees, officers and directors of the company and to a limited liability company controlled by two officers of the Company exercisable at $1.00 at September 1, 2003. Those options were valued under APB 25 and resulted in a total value of $300,000 which will be recognized over a periods of up to three years.

In September 2003, a former employee prepared a complaint alleging that the Company, among other things, breached his employment contract. The Company believes these claims are without merit and it intends to rigorously defend itself against the claims. It is also the Company's belief that the actions of this matter will not have a material impact on the Company's financial position.

                          SINOFRESH LABORATORIES, INC.

                              FINANCIAL STATEMENTS

               FOR THE PERIOD OF JUNE 1, 2002 TO NOVEMBER 15, 2002

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                          SINOFRESH LABORATORIES, INC.

                                    CONTENTS


            FOR THE PERIOD OF JUNE 1, 2002 THROUGH NOVEMBER 15, 2002

                                                                PAGE #

Independent Auditors' Report                                      1

FINANCIAL STATEMENTS:

     Balance Sheet                                                2

     Statement of Operations                                      3

     Statement of Stockholders' Deficit                           4

     Statement of Cash Flows                                      5

     Notes to Financial Statements                             6 - 13

The Board of Directors
SinoFresh Laboratories, Inc.
Venice, Florida

We have audited the accompanying balance sheet of SinoFresh Laboratories, Inc. as of November 15, 2002, and the related statements of operations, stockholders' (deficit), and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SinoFresh Laboratories, Inc. as of November 15, 2002, and the results of their operations and their cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a negative working capital, which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are partially discussed in Notes 2 and 13.




Liebman Goldberg & Drogin, LLP
Garden City, New York

February 6, 2003

                          SINOFRESH LABORATORIES, INC.

                                  BALANCE SHEET

                                NOVEMBER 15, 2002

                                     ASSETS

CURRENT ASSETS:
     Cash                                                                   $    53,229
     Accounts receivable - net                                                   12,224
     Inventory                                                                   78,175
     Prepaid expenses                                                             6,183
                                                                            -----------
          Total current assets                                                  149,811
                                                                            -----------

PROPERTY AND EQUIPMENT, net of accumulated depreciation
     of $ 88,355                                                                122,556
                                                                            -----------

OTHER ASSETS:
     Note receivable - officer                                                  123,928
     Deposits - other                                                            10,674
                                                                            -----------
          Total other assets                                                    134,602
                                                                            -----------

TOTAL ASSETS                                                                $   406,969
                                                                            ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
     Convertible debentures payable - current                               $   500,000
     Note payable                                                                66,824
     Accounts payable                                                           181,603
     Accrued expenses and taxes                                                 111,635
     Unearned income                                                             17,199
     Capitalized lease obligations - current                                      5,358
                                                                            -----------
          Total current liabilities                                             882,619

LONG-TERM LIABILITIES:
     Capitalized lease obligations - non-current                                  9,328
                                                                            -----------

          Total liabilities                                                     891,947
                                                                            -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
     Common stock, no par value, 100,000,000 shares
          authorized and 31,601,527 shares issued and outstanding in 2002     1,502,875
     Accumulated deficit                                                     (1,987,853)
                                                                            -----------
          Total stockholders' (deficit)                                        (484,978)
                                                                            -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                     $   406,969
                                                                            ===========


                       See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                             STATEMENT OF OPERATIONS

               FOR THE PERIOD OF JUNE 1, 2002 TO NOVEMBER 15, 2002


Revenues                                                        $ 114,694

Cost of sales                                                     174,108
                                                                ---------

Gross profit (loss)                                               (59,414)

Expenses:
     Selling, general and administrative                         (437,678)
                                                                ---------

(Loss) from operations before other expenses and depreciation    (497,092)

OTHER EXPENSES:
     Interest expense                                             (20,915)

Depreciation                                                      (18,828)
                                                                ---------

Net (loss)                                                      $(536,835)
                                                                =========


                       See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                      STATEMENT OF STOCKHOLDERS' (DEFICIT)

               FOR THE PERIOD OF JUNE 1, 2002 TO NOVEMBER 15, 2002


                                              COMMON  STOCK                                        TOTAL
                                   ------------------------------------     ACCUMULATED        STOCKHOLDERS'
                                        SHARES             AMOUNT             DEFICIT            (DEFICIT)
                                   ------------------ ----------------- -------------------- ------------------

Balance - June 1, 2002                    31,333,712     $ 1,021,586          $  (1,451,018)    $     (429,432)
                                   ================== ================= ==================== ==================


Issuance of shares during period             267,815     $   481,289          $          --     $      481,289

     Net loss for the period                      --              --               (536,835)          (536,835)
                                   ------------------ ----------------- -------------------- ------------------


Balance - November 15, 2002               31,601,527     $ 1,502,875          $  (1,987,853)     $    (484,978)
                                   ================== ================= ==================== ==================

         See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                             STATEMENT OF CASH FLOWS

               FOR THE PERIOD OF JUNE 1, 2002 TO NOVEMBER 15, 2002


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss)                                                     $(536,835)
Adjustments to Reconcile Net Loss to Net Cash
   (Used in) Operating Activities:
     Depreciation and amortization                                   18,828
     Changes in Assets and Liabilities:
     (Increase) in accounts receivable                               (3,092)
     Decrease in inventory                                           26,300
     Decrease in prepaid expenses                                     6,167
     (Increase) in note receivable - officer                        (39,840)
     Decrease in security deposits                                    5,271
     Increase in accounts payable and accrued expenses               83,471
                                                                  ---------
          Net cash (used in) operating activities                  (439,730)
                                                                  ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of fixed assets                                        (6,250)
                                                                  ---------
          Net cash (used in) investing activities                    (6,250)
                                                                  ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Increase in notes payable and capitalized lease obligations       3,868
     Issuance of stock                                              481,289
                                                                  ---------
          Net cash provided by financing activities                 485,157
                                                                  ---------

Increase in cash                                                     39,177

Cash, beginning of period                                            14,052
                                                                  ---------

Cash, end of period                                               $  53,229
                                                                  =========

SUPPLEMENTAL DISCLOSURES:
     Non-cash issuance of 90,300 common shares of stock @
         $.001 par value regarding acquisition and for services   $  52,500
                                                                  =========

     Income tax                                                       $ -
                                                                  =========

     Interest paid                                                    $ -
                                                                  =========



                       See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002


NOTE 1 - NATURE OF BUSINESS:

            SinoFresh Laboratories, Inc. (the "Company") was incorporated in Florida, June 15, 2000. Prior to incorporation, the Company operated as a Limited Liability Company (formed April 1999). Upon incorporation, the net assets of the LLC were transferred to the Company.

            SinoFresh Laboratories, Inc. is engaged in the research and development, pilot production and test, marketing of proprietary products for the prevention and treatment of sinusitis and related disorders. SinoFresh(R) Nasal and Sinus Care and SinoFresh(R) Oral Care are products currently being distributed by the Company in a limited geographical area in Florida.

            On October 15, 2002, SinoFresh HealthCare, Inc. was formed. A letter of intent between the Company and HealthCare has been executed, whereby certain assets and liabilities of the company will be transferred to HealthCare. As discussed further in Note 13, HealthCare intends to issue 1,616,339 shares of its Series A preferred stock to the shareholders of the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            REVENUE RECOGNITION:

            The Company presently sells its healthy and beauty aid products to various retail stores mostly in its test market areas. Revenue is recognized generally when the product is shipped, title and risk of loss is transferred and is recorded net of any applicable provisions for discounts and allowances. In certain instances, the Company ships product on consignment. When consigned product is determined to be sold, revenue is recognized.

            USE OF ESTIMATES:

            The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

            PROPERTY AND EQUIPMENT:

            Property and equipment is stated on the basis of cost. Depreciation is computed principally by the straight-line method for financial reporting purposes and by accelerated methods for income tax purposes. Estimated useful lives for financial reporting purposes range from five to seven periods.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

            CASH AND CASH EQUIVALENTS:

            The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

            INVENTORY:

            Inventory is stated at the lower of cost or market.

            ADVERTISING EXPENSE:

            The cost of advertising is expensed as incurred. The Company incurred $46,599 in advertising costs for the period of June 1, 2002 through November 15, 2002.

            FAIR VALUE OF FINANCIAL INSTRUMENTS:

            SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

            CONCENTRATION OF CREDIT RISK:

            Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's
            investment   policy  is  to  invest  in  low  risk,   highly  liquid
            investments.

            NEW ACCOUNTING PRONOUNCEMENTS:

            In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS No. 142"). This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible
            Assets. It addresses how intangible assets that are acquired individually or with a group of their assets should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The provisions of this Statement are required to be applied starting with fiscal periods beginning after December 15, 2001. The adoption of SFAS No. 142 and its application to amounts currently included in the Company's balance sheet will not have a material impact on the Company's accounting and disclosures.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

            NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED):

            In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" ("SFAS No. 143"), and in August 2001 issued Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets" ("SFAS No. 144"). SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 144, which supersedes and amends certain existing accounting and reporting pronouncements, addresses financial accounting and reporting for the impairment or disposal of long-lives assets. SFAS No. 143 is effective for financial statements issued for fiscal periods beginning after June 15, 2002 and SFAS No. 144 is effective for financial statements issued for fiscal periods beginning after December 15, 2001. The adoption of SFAS 143 and 144 and its application to amounts currently included in the Company's balance sheet will not have a material impact on the Company's accounting and disclosures.

           INCOME TAXES:

           The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial reporting for income taxes. Under SFAS No. 109, deferred taxes are provided for temporary differences between the carrying values of assets and liabilities for financial reporting and tax purposes at the enacted rates at which these differences are expected to reverse.

           At November 15, 2002, the Company had a net operating loss carry forward of $1,988,099. The Company's deferred tax asset relating to the net operating loss carry forward was approximately $182,524. The tax benefits recognized must be reduced by a valuation allowance in certain circumstances. The benefit of the Company's net operating loss carry forwards have been reduced 100% by a valuation allowance because of the possibility that the Company may not be able to continue as a going concern.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

           GOING CONCERN:

           The Company's financial statements are prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. For the period ended November 15, 2002, the Company incurred net losses of $536,835. In addition, the Company used substantially all its cash from the sale of its common stock during the period ended November 15, 2002 to fund its operating activities. The Company's current liabilities exceeded its current assets by $732,808 at November 15, 2002 and it had no material revenues.

           These factors create uncertainty as to whether the Company can continue as a going concern. The Company's plans to mitigate the effects of the uncertainties of the Company's continued existence are: 1) to raise additional equity capital; 2) to restructure its existing debt; and 3) to develop a business plan which will generate positive operating cash flow. Management believes that these plans can be effectively implemented in the next twelve-month period. The Company's ability to continue as a going concern is dependent on the implementation and success of these plans. The financial statements do not include any adjustments in the event the Company is unable to continue as a going concern. Reference is made to Note 13 for a discussion as to the possible implementation of the Company's plans.

NOTE 3 - INVENTORY:

           Inventory is stated at the lower of cost or market. Finished goods and work-in-process inventory include material, labor and manufacturing overhead costs. Inventory consist of the following at November 15th:
                                                                           2002
           Finished Goods                                                $78,175
                                                                          ======

NOTE 4 - PROPERTY AND EQUIPMENT:

           Property and equipment are summarized by major classifications as follows:

                                                    Useful Lives         2002
                                                    ------------         ----
                Vehicles - truck                         5 years      $  32,450
                Machinery and equipment              5 - 7 years         51,062
                Furniture and fixtures                   7 years        126,039
                Leasehold improvements                   5 years          1,360
                                                                      ---------
                210,911
                Less: accumulated depreciation
                    and amortization                                     88,355
                                                                       --------
                                                                       $122,556

           Depreciation expense was $18,828 for the period of June 1, 2002 through November 15, 2002.

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002

NOTE 5 - PREPAID EXPENSES:

           Prepaid expenses for the period of June 1, 2002 through November 15, 2002 consisted of prepaid insurance of $6,183.

NOTE 6 - NOTE RECEIVABLE - OFFICER/STOCKHOLDER:

            During the period of June 1, 2002 through November 15, 2002, the Company spent $30,703 to develop the various patents related to its products being sold. However, since the patents have been granted to the majority stockholder and officer of the Company and no assignment of the patents was made to the Company, the stockholder has given a note receivable at 7% interest per annum to the Company with no determinable repayment date set.

NOTE 7 - CONVERTIBLE DEBENTURE PAYABLE:

           During the year ended May 31, 2001, the Company received loans totaling $140,000 from Invest Linc Equity Fund II (a Nevada limited partnership) and $260,000 from Invest Linc Emerging Equity Fund I LLC (a Nevada limited partnership). For the year ended May 31, 2002, the Company received an additional loan of $100,000 from Invest Linc Emerging Equity Fund I, LLC. The loans were convertible into shares of the Company's common stock based on a formula that included outstanding balance and payment factors. Interest on the loans was payable at 10% and they were due and payable February 2002 or earlier if the Company was sold or filed an offering to go public. Additionally, the loans were secured by 19,500,000 shares of the Company's common stock owned by the majority shareholder and president of the Company (approximately 65% of the outstanding common shares). The Company also granted a security interest in certain office equipment to the lender.

           Subsequently, the Company defaulted on the loan payments and Invest Linc foreclosed on the security interests it held. As previously discussed in Note 1, the Company signed a Letter of Intent to sell certain assets and liabilities to SinoFresh HealthCare. Reference is made to Note 13 regarding the sale and effect of the Invest Linc foreclosure regarding the sale.

                                                      2002               2001
                                                    ---------         ----------
           Invest Linc - 7% annually                $500,000           $400,000

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002

NOTE 8  - NOTE PAYABLE:

           During the periods ended June 1, 2002 through November 15, 2002, the Company received various loans from non-related parties (including an employee) totaling $87,700. The notes are payable on demand with interest at 7%.

NOTE 9 - LONG-TERM DEBT:


           Long-term debt consisted of the following at November 15, 2002:

           Capitalized equipment obligations with
           monthly payments of $447 and
           interest at 8% annually                               $  14,686

           Loan payable - non-related parties
           demand with interest at 7% annually                      61,466
                                                                  --------
                                                                    76,152
           Less: current portion                                    66,824
                                                                  --------
                                                                 $   9,328

           Annual maturities of long-term debt are as follows:

           For the period ending November 15,
                                             2004                   $5,358
                                             2005                    3,970

           At November 15, 2002, long-term debt and its maturities were transferred to SinoFresh Healthcare, Inc.

NOTE 10 - STOCKHOLDERS' DEFICIT:

           During the period of June 1, 2002 to November 15, 2002, the Company sold 267,815 shares of its common stock, for which the Company received $409,375.

           As discussed in Note 1, the Company before incorporation was originally formed as an "LLC". The initial capital input into the Company of $85,274 represented the net assets transferred from the LLC.

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002



NOTE 11- INCOME TAXES:

           The components of the (provision) benefit for income taxes and deferred tax asset and liability are shown below. However, a 100% valuation allowance has been provided since it is more likely than not these items will either expire before the Company is able to realize their benefit or future deductibility is uncertain.

           The tax expense (benefit) for the periods ended June 1, 2002 through November 15, 2002 consists of the following components:

           Current
                Federal                                        $(182,524)
                State                                                -0-


                Deferred tax asset - current - Federal         $(182,524)
                Deferred tax liability - current                     --
                                                               ------------
                Net                                              182,524
                Less: Valuation allowance                       (182,524)
                                                               ------------
                                                               $     --
                                                               ============

                Current income tax benefit                     $ 182,524
                Less: Valuation allowance                       (182,524)
                                                               ------------
                Net benefit                                    $     --
                                                               ============

NOTE 12 - COMMITMENTS AND CONTINGENCIES:

              The  Company  leases  two  facilities  in  Florida.  The  lease in
              Tamarac, Florida is for 2,700 square feet at $3,127 month including all utilities and operating costs, which expires October 31, 2003. Its main facility in Venice, Florida occupies approximately 10,000 square feet on a month-to-month basis at $4,815 month.

              At November 15, 2002, the future minimum lease payments were transferred to SinoFresh HealthCare, Inc.

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                NOVEMBER 15, 2002


NOTE 12 - COMMITMENTS AND CONTINGENCIES (CONTINGENCIES):

              A shareholder of the Company, who currently owns approximately 18% of the outstanding common stock, has commenced two actions against the Company. The first action is an arbitration seeking recovery of his investment of $150,000. The second is a lawsuit against the Company, its officers and directors seeking unspecified damages due to non-performance by the Company of a consulting agreement entered into January 2000. The agreement was for five periods at $24,000 annually, of which only $23,000 was paid. The Company is in the process of defending this action and no outcome or resolution of the lawsuit or investment buyout is definitive or ascertainable at this time. It is possible that the outcome could cause a material adverse effect on the Company's financial position, results of operations or cash flows.

NOTE 13 - SUBSEQUENT EVENT:

              On November 26, 2002, the Company entered into an asset purchase agreement effected November 15, 2002 whereby it transferred certain assets and liabilities to a new Company known as SinoFresh HealthCare, Inc. HealthCare issued 1,616,339 shares of its Series A preferred stock as consideration in the transaction to the Company. Additionally, as part of the transaction, the Company received 1 share of Series B common stock in SinoFresh HealthCare Europe, Ltd. and SinoFresh HealthCare Asia, Ltd. for each share of the Series A preferred stock received.

              In order to complete the asset purchase agreement, the Company held a shareholder meeting to vote and ratify the terms and conditions of the agreement. As previously discussed in Note 7, a majority of the stock was owned by Invest Linc; who acquired their ownership when the Company defaulted on the loan and the security interest given was foreclosed upon. At the shareholder meeting, Invest Linc voted in favor of the transaction. Additionally, as part of the agreement, Invest Linc received $200,000 towards the outstanding $500,000 of convertible debentures and 1,536,980 shares of Healthcare's common stock. The Company also is required to make quarterly payments of $75,000 until June 2004 when the remaining balance of the unpaid convertible debentures will be paid in full. Interest at 10% per annum is included in the quarterly payment and Invest Linc no longer has a pledge from the majority shareholder.

                          SINOFRESH LABORATORIES, INC.

                              FINANCIAL STATEMENTS

                    FOR THE YEARS ENDED MAY 31, 2002 AND 2001

                                      WITH

                          INDEPENDENT AUDITORS' REPORT

                          SINOFRESH LABORATORIES, INC.

                                    CONTENTS


                    FOR THE YEARS ENDED MAY 31, 2002 AND 2001

                                                                          PAGE #

Independent Auditors' Report                                                1

FINANCIAL STATEMENTS:

     Balance Sheets                                                         2

     Statements of Operations                                               3

     Statements of Stockholders' Deficit                                    4

     Statements of Cash Flows                                               5

     Notes to Financial Statements                                       6 - 13

The Board of Directors
SinoFresh Laboratories, Inc.
Venice, Florida

We have audited the accompanying balance sheets of SinoFresh Laboratories, Inc. as of May 31, 2002 and 2001, and the related statements of operations, stockholders' (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SinoFresh Laboratories, Inc. as of May 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a negative working capital, which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are partially discussed in Notes 2 and 13.




Liebman Goldberg & Drogin, LLP
Garden City, New York

November 21, 2002

                          SINOFRESH LABORATORIES, INC.

                                 BALANCE SHEETS

                                     MAY 31,

                                     ASSETS


CURRENT ASSETS:                                                       2002           2001
                                                                  -----------    -----------
     Cash                                                         $    14,054    $    87,642
     Accounts receivable - net                                          9,132         17,603
     Inventory                                                        104,475        108,376
     Prepaid expenses                                                  12,350         38,027
                                                                  -----------    -----------
          Total current assets                                        140,011        251,648
                                                                  -----------    -----------

PROPERTY AND EQUIPMENT, net of accumulated depreciation
     of $69,527 and $23,985                                           135,133        138,697
                                                                  -----------    -----------

OTHER ASSETS:
     Note receivable - officer                                         84,088         41,034
     Deposits - other                                                  15,945          4,500
                                                                  -----------    -----------
          Total other assets                                          100,033         45,534
                                                                  -----------    -----------

TOTAL ASSETS                                                      $   375,177    $   435,879
                                                                  ===========    ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
     Convertible debenture payable - current                      $   500,000    $       -
     Note payable                                                      60,500            -
     Accounts payable                                                 123,385         37,902
     Accrued expenses and taxes                                        86,382         37,788
     Unearned income                                                   17,199            -
     Capitalized lease obligations - current                            5,358            -
                                                                  -----------    -----------
          Total current liabilities                                   792,824         75,690
                                                                  -----------    -----------

LONG-TERM LIABILITIES:
     Convertible debenture payable - non current                          -          400,000
     Capitalized lease obligations - non-current                       11,785            -
                                                                  -----------    -----------
          Total long-term liabilities                                  11,785        400,000
                                                                  -----------    -----------

          Total liabilities                                           804,609        475,690
                                                                  -----------    -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
     Common stock, no par value, 100,000,000 shares
          authorized and 31,333,712 and 30,510,000 shares
          issued and outstanding in 2002 and 2001, respectively     1,021,586        319,711
     Accumulated deficit                                           (1,451,018)      (359,522)
                                                                  -----------    -----------
          Total stockholders' (deficit)                              (429,432)       (39,811)
                                                                  -----------    -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)           $   375,177    $   435,879
                                                                  ===========    ===========


                       See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                            STATEMENTS OF OPERATIONS

                           FOR THE YEARS ENDED MAY 31,

                                                  2002           2001
                                           -----------    -----------


Revenues                                   $   110,900    $   157,670

Cost of sales                                   39,409         46,402
                                           -----------    -----------

Gross profit                                    71,491        111,268

Expenses:
     Selling, general and administrative    (1,076,432)      (439,348)
                                           -----------    -----------

Net (loss) from operations                  (1,004,941)      (328,080)
                                           -----------    -----------

OTHER INCOME (EXPENSES):
     Interest expense                          (43,578)       (10,526)

     Interest income                             2,565            368

     Other income                                  -            2,700
                                           -----------    -----------

          Total other income (expenses)        (41,013)        (7,458)
                                           -----------    -----------

Depreciation                                   (45,542)       (23,985)
                                           -----------    -----------

Net (loss)                                 $(1,091,496)   $  (359,523)
                                           ===========    ===========


                       See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                      STATEMENTS OF STOCKHOLDERS' (DEFICIT)

                    FOR THE YEARS ENDED MAY 31, 2002 AND 2001


                                               COMMON  STOCK                           TOTAL
                                          -------------------------   ACCUMULATED   STOCKHOLDERS'
                                             SHARES       AMOUNT        DEFICIT       (DEFICIT)
                                          -----------   -----------   -----------    -----------

Balance - June 1, 2000                            -     $       -     $       -      $        -

     Acquisition of assets at inception    29,100,000        85,274           -           85,274

     Issuance of shares during year         1,410,000       234,437           -          234,437

     Net loss for the year                        -             -        (359,522)      (359,522)
                                          -----------   -----------   -----------    -----------


Balance - May 31, 2001                     30,510,000       319,711      (359,522)       (39,811)

Issuance of shares during year                823,712       701,875           -          701,875

Net loss for the year                             -             -      (1,091,496)    (1,091,496)
                                          -----------   -----------   -----------    -----------

Balance - May 31, 2002                     31,333,712   $ 1,021,586   $(1,451,018)   $  (429,432)
                                          ===========   ===========   ===========    ===========


                       See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                            STATEMENTS OF CASH FLOWS

                           FOR THE YEARS ENDED MAY 31,


CASH FLOWS FROM OPERATING ACTIVITIES:                                      2002           2001
                                                                    -----------    -----------
   Net (loss)                                                       $(1,091,496)   $  (359,522)
Adjustments to Reconcile Net Loss to Net Cash
   (Used in) Operating Activities:
     Depreciation and amortization                                       45,542         23,985
     Changes in Assets and Liabilities:
     (Increase) Decrease in accounts receivable                           8,471        (17,603)
     (Increase) Decrease in inventory                                     3,901       (108,376)
    (Increase) Decrease in prepaid expenses                              25,677        (38,027)
     (Decrease) in note receivable - officer                            (43,054)       (41,034)
     (Increase) in security deposits                                    (11,445)        (4,500)
     Increase in accounts payable and accrued expenses                  134,077         75,690
     Increase in unearned income                                         17,199             --
                                                                    -----------    -----------
          Net cash (used in)
              operating activities                                     (911,128)      (469,387)
                                                                    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of fixed assets                                           (41,978)      (162,682)
                                                                    -----------    -----------
          Net cash (used in) investing activities                       (41,978)      (162,682)
                                                                    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Increase in notes payable and capitalized lease obligations         177,643        400,000
     Issuance of stock                                                  701,875        319,711
                                                                    -----------    -----------
          Net cash provided by financing activities                     879,518        719,711
                                                                    -----------    -----------

(Decrease) Increase in cash                                             (73,588)        87,642

Cash, beginning of year                                                  87,642             --
                                                                    -----------    -----------

Cash, end of year                                                   $    14,054    $    87,642
                                                                    ===========    ===========

SUPPLEMENTAL DISCLOSURES:
     Non-cash issuance of 291,724,000 common shares of stock
         @ $.001 par value regarding acquisition and for services   $        --    $ 2,143,310
                                                                    ===========    ===========

     Non-cash issuance of 90,300 common shares of stock @
         $.001 par value regarding acquisition and for services     $    52,500    $        --
                                                                    ===========    ===========

     Income tax                                                     $        --    $        --
                                                                    ===========    ===========

     Interest paid                                                  $        --    $        --
                                                                    ===========    ===========


           See notes to financial statements.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 2002


NOTE 1 - NATURE OF BUSINESS:

            SinoFresh Laboratories, Inc. (the "Company") was incorporated in Florida, June 15, 2000. Prior to incorporation, the Company operated as a Limited Liability Company (formed April 1999). Upon incorporation, the net assets of the LLC were transferred to the Company.

            SinoFresh Laboratories, Inc. is engaged in the research and development, production, marketing and distribution of proprietary products for the prevention and treatment of sinusitis and related disorders. SinoFresh Nasal and Sinus Care(R) and SinoFresh Oral Care(R) are products currently being distributed by the Company in a limited geographical area in Florida.

            On October 15, 2002, SinoFresh HealthCare, Inc. was formed. A letter of intent between the Company and HealthCare has been executed, whereby certain assets and liabilities of the company will be transferred to Healthcare. As discussed further in Note 13, Healthcare intends to issue 1,616,339 shares of its common stock to the shareholders of the Company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            REVENUE RECOGNITION:

            The Company presently distributes its products to various retail stores mostly in its local geographic areas. Revenue is recognized generally when the product is shipped, title and risk of loss is transferred and is recorded net of any applicable provisions for discounts and allowances. In certain instances, the Company ships product on consignment. When consigned product is determined to be sold, revenue is recognized.

            USE OF ESTIMATES:

            The  preparation  of  the  consolidated   financial   statements  in
            conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

            PROPERTY AND EQUIPMENT:

            Property and equipment is stated on the basis of cost. Depreciation is computed principally by the straight-line method for financial reporting purposes and by accelerated methods for income tax purposes. Estimated useful lives for financial reporting purposes range from five to seven years.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


            CASH AND CASH EQUIVALENTS:

            The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

            INVENTORY:

            Inventory is stated at the lower of cost or market.

            ADVERTISING EXPENSE:

            The cost of advertising is expensed as incurred. The Company incurred $19,419 and $29,698 in advertising costs for the years ended May 31, 2002 and 2001, respectively.

            FAIR VALUE OF FINANCIAL INSTRUMENTS:

            SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

            CONCENTRATION OF CREDIT RISK:

            Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company's
            investment   policy  is  to  invest  in  low  risk,   highly  liquid
            investments.

            NEW ACCOUNTING PRONOUNCEMENTS:

            In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" ("SFAS No. 142"). This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible
            Assets. It addresses how intangible assets that are acquired individually or with a group of their assets should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The provisions of this Statement are required to be applied starting with fiscal years beginning after December 15, 2001. The adoption of SFAS No. 142 and its application to amounts currently included in the Corporation's balance sheet will not have a material impact on the Corporation's accounting and disclosures.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

            NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED):

            In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" ("SFAS No. 143"), and in August 2001 issued Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets" ("SFAS No. 144"). SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 144, which supersedes and amends certain existing accounting and reporting pronouncements, addresses financial accounting and reporting for the impairment or disposal of long-lives assets. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002 and SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The adoption of SFAS 143 and 144 and its application to amounts currently included in the Corporation's balance sheet will not have a material impact on the Corporation's accounting and disclosures.

           INCOME TAXES:

           The company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial reporting for income taxes. Under SFAS No. 109, deferred taxes are provided for temporary differences between the carrying values of assets and liabilities for financial reporting and tax purposes at the enacted rates at which these differences are expected to reverse.

           At May 31, 2002, the Company had a net operating loss carry forward of $1,451,000. The Company's deferred tax asset relating to the net operating loss carry forward was approximately $493,340. The tax benefits recognized must be reduced by a valuation allowance in certain circumstances. The benefit of the Company's net operating loss carry forwards have been reduced 100% by a valuation allowance because of the possibility that the Company may not be able to continue as a going concern.

                          SINOFRESH LABORATORIES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

           GOING CONCERN:

           The Company's financial statements are prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. For the years ended May 31, 2002 and 2001, the Company incurred net losses of $1,091,496 and $359,523 respectively. In addition, the Company used substantially all its cash from the sale of its common stock during the years ended May 31, 2002 and 2001 to fund its operating activities. The Company's current liabilities exceeded its current assets by $652,813 at May 31, 2002 and it had no material revenues.

           These factors create uncertainty as to whether the Company can continue as a going concern. The Company's plans to mitigate the effects of the uncertainties of the Company's continued existence are: 1) to raise additional equity capital; 2) to restructure its existing debt; and 3) to develop a business plan which will generate positive operating cash flow. Management believes that these plans can be effectively implemented in the next twelve-month period. The Company's ability to continue as a going concern is dependent on the implementation and success of these plans. The financial statements do not include any adjustments in the event the Company is unable to continue as a going concern. Reference is made to Note 13 for a discussion as to the possible implementation of the Company's plans.

NOTE 3 - INVENTORY:

           Inventory  is stated at the lower of cost or market.  Finished  goods
           and   work-in-process   inventory   include   material,   labor   and
           manufacturing overhead costs. Inventory consist of the following:

                                                           May 31,

                                                    2002               2001
                                                    ----               ----

           Finished Goods                        $104,475           $108,376
                                                  =======            =======

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  MAY 31, 2002

NOTE 4 - PROPERTY AND EQUIPMENT:

           Property and equipment are summarized by major classifications as follows:

                                                  Useful Lives      2002         2001
                                                  ------------      ----         ----
                Vehicles - truck                       5 years    $ 32,450    $  32,450
                Machinery and equipment            5 - 7 years      51,062        9,084
                Furniture and fixtures                 7 years     119,788      119,788
                Leasehold improvements                 5 years       1,360        1,360
                                                                  --------    ---------
                204,660                                162,682
                Less: accumulated depreciation
                    and amortization                                69,527       23,985
                                                                   -------     --------
                                                                  $135,133     $138,697
                                                                   =======      =======

           Depreciation expense was $45,542 and $23,985 for the years ended May 31, 2002 and 2001, respectively.

NOTE 5 - PREPAID EXPENSES:

           Prepaid expenses are summarized as follows:

                                                                 May 31,
                                                         2002           2001
                                                         ----           ----
                Prepaid advertising                   $   3,458       $31,000
                Prepaid insurance                         8,892         7,027
                                                       --------       -------
                      Total                           $  12,350       $38,027
                                                       ========        ======

NOTE 6 - NOTE RECEIVABLE - OFFICER/STOCKHOLDER:

            During the years ended May 31, 2002 and 2001, the Company spent $43,054 and $41,034 respectively to develop the various patents related to its products being sold. However, since the patents have been granted to the majority stockholder and officer of the Company and no assignment of the patents was made to the Company, the stockholder has given a note receivable at 7% interest per annum to the Company with no determinable repayment date set.

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  MAY 31, 2002

NOTE 7 - CONVERTIBLE DEBENTURE PAYABLE:

           During the year ended May 31, 2001, the Company received loans totaling $400,000 from Investlinc Emerging Growth Equity Fund LLC. An additional $100,000 was given to the Company during the year ended May 31, 2002. The note is convertible into 840,000 shares of the Company's common stock. Interest is payable at 10%. The note is due February, 2003 or earlier if the Company is sold or files an offering to go public. As part of the note, the Company has given the lender a security interest in all its assets. Additionally, the majority stockholder owning approximately 65% of the Company's common stock has pledged all his common stock to the lender. The Company has not made any repayment to the lender and is negotiating a settlement of the outstanding note.

                                                   2002             2001
                                                ---------        ----------
           Investlinc - 7% annually              $500,000         $400,000

NOTE 8  - NOTE PAYABLE:

           During the year ended May 31, 2002, the Company received various loans from non-related parties (including an employee) totaling $60,500. The notes are payable on demand with interest at 7%.

NOTE 9 - LONG-TERM DEBT:

           Long-term debt consisted of the following at May 31, 2002 and 2001:

                                                                                           2002          2001
                                                                                           ----          ----
           Capitalized equipment obligations with
           monthly payments of $447 and
           interest at 8% annually                                                        $17,143           -

           Loan payable - non-related parties
           demand with interest at 7% annually                                             60,500           -
                                                                                           ------
                                                                                           77,643           -
           Less: current portion                                                           65,858           -
                                                                                          ------
                                                                                          $11,785

           Annual maturities of long-term debt are as follows:

           For the year ending May 31,

                              2003               $5,358
                              2004                5,358
                              2003                1,069

                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  MAY 31, 2002


NOTE 10 - STOCKHOLDERS' EQUITY:


           During the years ended May 31, 2002 and 2001, the Company sold 1,410,000 common shares and 823,712 common shares respectively. The Company received $701,875 and $234,437 from the sale of its common stock.

           As discussed in Note 1, the Company before incorporation was originally formed as an "LLC". The initial capital input into the Company of $85,274 represented the net assets transferred from the LLC.


NOTE 11- INCOME TAXES:

           The components of the (provision) benefit for income taxes and deferred tax asset and liability are shown below. However, a 100% valuation allowance has been provided since it is more likely than not these items will either expire before the Company is able to realize their benefit or future deductibility is uncertain.

           The tax expense (benefit) for the years ended May 31, 2002 and 2001 consists of the following components:

           Current                                              2002             2001
                                                                ----             ----
                Federal                                      ($493,340)        ($122,250)
                State                                            -0-              -0-

                                                                    May 31,

                                                                2002              2001
                                                                ----              ----
                Deferred tax asset - current - Federal   $    493,340         $ 122,250
                Deferred tax liability - current                    -                 -
                                                           --------------      ---------
                Net                                           493,340           122,250
                Less: Valuation allowance                    (493,340)         (122,250)
                                                           ----------           -------
                                                         $          -         $       -
                                                           ==============       ========

                Current income tax benefit               $    493,340         $ 122,250
                Less: Valuation allowance                    (493,340)         (122,250)
                                                           ----------           -------
                Net benefit                              $          -        $       -
                                                           ==============      =========


                          SINOFRESH LABORATORIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  MAY 31, 2002

NOTE 12 - COMMITMENTS AND CONTINGENCIES:

              The  Company  leases  two  facilities  in  Florida.  The  lease in
              Tamarac, Florida is for 2,700 square feet at $3,127 month including all utilities and operating costs, which expires October 31, 2003. Its main facility in Venice, Florida occupies approximately 10,000 square feet on a month-to-month basis at $4,815 month.

              Annual rental commitments for the years ended May 31, are as follows:

                        2003     $29,940
                        2004     $12,475

              A shareholder of the Company, who currently owns approximately 18% of the outstanding common stock, has commenced two actions against the Company. The first action is an arbitration seeking recovery of his investment of $150,000. The second is a lawsuit against the Company, its officers and directors seeking unspecified damages due to non-performance by the Company of a consulting agreement entered into January 2000. The agreement was for five years at $24,000 annually, of which only $23,000 was paid. The Company has been seeking alternate investors to acquire the shares sold to the investor who initiated these actions, no outcome or resolution of the lawsuit or investment buyout is definitive or ascertainable at this time. It is possible that the outcome could cause a material adverse effect on the Company's financial position, results of operations or cash flows.

NOTE 13 - SUBSEQUENT EVENT:

              The  Company  has a tentative  agreement  to  transfer  assets and assumed liabilities to a new company known as SinoFresh HealthCare, Inc. HealthCare intends to issue 1,616,339 shares of Series A preferred stock for the acquisition. HealthCare will also issue Series B preferred and common stock. The common stock will be sold to new investors to provide additional working capital for the operations of "SinoFresh". The Series B preferred will be issued pro-rata to the existing stockholders of SinoFresh Laboratories, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SinoFresh HealthCare, Inc.
                                      (Name of Registrant)


Date:  November 14, 2003           /s/ Charles Fust
                                   --------------------------------------------
                                   By:  Charles Fust
                                   Its: C.E.O.